UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 01, 2025

Pediatrix Medical Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Florida	001-12111	26-3667538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Concord Terrace
Sunrise, Florida		33323
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 954 384-0175

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2025, the Board of Directors (the “Board”) of Pediatrix Medical Group, Inc., a Florida corporation (the “Company”), appointed Dr. Kurt Newman to serve as a Director of the Company, effective as of July 1, 2025. No arrangements or understandings exist between Dr. Newman and any other person pursuant to which Dr. Newman was appointed as a Director. Dr. Newman has not yet been named to any committees of the Board.

Upon his appointment, Dr. Newman will receive the standard compensation received by the Company’s non-employee directors for service on the Board and committees thereof, described in the section entitled “Director Compensation” in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2025. In addition, Dr. Newman will enter into an Indemnification Agreement with the Company, on substantially the terms contained in the Company’s standard form previously filed with the SEC, which provides for indemnification of the indemnitee to the fullest extent allowed by Florida law.

Other than as described in this Current Report on Form 8-K, since the beginning of the Company’s last fiscal year, the Company has not engaged in any transactions, and there are no proposed transactions, or series of similar transactions, in which the Company was or is to be a participant and in which Dr. Newman had a direct or indirect material interest in which the amount involved exceeds or exceeded $120,000.

Item 7.01 Regulation FD Disclosure.

On July 1, 2025, the Company issued a press release announcing the appointment of Dr. Newman. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated in this Current Report by reference. The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” with the SEC nor incorporated by reference in any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit Index

99.1— Press Release of Pediatrix Medical Group, Inc. dated July 1, 2025.

104 — Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pediatrix Medical Group, Inc.

Date:	July 1, 2025	By:	/s/ Kasandra H. Rossi
Kasandra H. Rossi Chief Financial Officer